 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 16, 2024

Appian Corporation
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38098	54-1956084
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7950 Jones Branch Drive McLean, VA		22102
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (703) 442-8844

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Class A Common Stock	APPN	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

Appian Corporation (together with its subsidiaries, “Appian,” “the Company,” “we,” or “our”) is holding an Investor Day presentation during our Appian World conference on April 16, 2024. In connection with our investor meeting, we are announcing preliminary financial results for the first quarter ended March 31, 2024. Set forth below are preliminary estimates of certain financial results that, based on available information to date, we expect to report for the three months ended March 31, 2024. While we expect our results will be within these ranges, our actual results may differ materially from these preliminary estimates.

Preliminary Estimated Results for the First Quarter 2024

•Cloud Subscriptions Revenue: Cloud subscriptions revenue is expected to be $86.6 million, up 24% compared to the first quarter of 2023.
•Total Revenue: Total revenue is expected to be $149.8 million, up 11% compared to the first quarter of 2023.
•GAAP net loss: GAAP net loss is expected to be between $(33.9) million and $(32.4) million, compared to $(36.8) million for the first quarter of 2023.
•Adjusted EBITDA: Adjusted EBITDA loss is expected to be between $(2.0) million and $(1.0) million, compared to adjusted EBITDA loss of $(15.8) million for the first quarter of 2023.

Non-GAAP Financial Measure

Adjusted EBITDA, a non-GAAP financial performance measure, is defined as net loss before (1) other non-operating expenses (income), net, (2) interest expense, (3) income tax expense, (4) depreciation expense and amortization of intangible assets, (5) stock-based compensation expense, (6) certain non-ordinary litigation-related expenses consisting of legal and other professional fees associated with the Pegasystems cases, (7) amortization of the judgment preservation insurance policy, or JPI, and (8) severance costs related to an involuntary reduction in our workforce in 2023. The most directly comparable GAAP financial measure to adjusted EBITDA is net loss. Users should consider the limitations of using adjusted EBITDA, including the fact this measure does not provide a complete measure of our operating performance. Adjusted EBITDA is not intended to purport to be an alternative to net loss as a measure of operating performance or to cash flows from operating activities as a measure of liquidity.

Management and the Company’s Board of Directors use this non-GAAP measure to evaluate the Company’s performance. Appian believes both management and investors benefit from referring to this non-GAAP measure in assessing Appian’s performance and when planning, forecasting, and analyzing future periods. This non-GAAP financial measure also facilitates management’s internal comparisons to historical performance as well as comparisons to competitors’ operating results. Appian believes this non-GAAP financial measure is useful to investors both because (1) it allows for greater transparency with respect to measures used by management in its financial and operational decision-making and (2) adjusted EBITDA is used by Appian’s institutional investors and the analyst community to help them analyze the health of Appian’s business. For more information on this non-GAAP financial measure, see the reconciliation of this non-GAAP financial measure to its nearest comparable GAAP measure below.

	Three Months Ended March 31,
	2024		2023
	Low Range	High Range	As Reported
Reconciliation of adjusted EBITDA:
GAAP net loss	$(33,866)	$(32,366)	$(36,829)
Other expense (income), net	8,207	8,207	(2,690)
Interest expense	5,646	5,646	3,118
Income tax (benefit) expense	(200)	(700)	1,135
Depreciation expense and amortization of intangible assets	2,361	2,361	2,342
Stock-based compensation expense	10,606	10,606	11,056
Litigation expense	742	742	1,842
JPI amortization	4,504	4,504	—
Severance costs	—	—	$4,204
Adjusted EBITDA	$(2,000)	$(1,000)	$(15,822)

The information included in Item 2.02 of this Current Report on Form 8-K shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Caution Regarding Preliminary Estimates

The foregoing preliminary financial information reflects management's current views with respect to the Company's financial results. Such preliminary financial information is subject to finalization and should not be viewed as a substitute for full quarterly financial statements prepared in accordance with applicable accounting standards. In the course of preparing and finalizing the Company’s financial statements for the first quarter ended March 31, 2024, these preliminary estimates will be subject to change, and the Company may identify items that will require it to make adjustments to such estimates. For these or other reasons, these preliminary financial estimates may not ultimately be indicative of the Company's results for the first quarter ended March 31, 2024, and actual results may differ materially from those described above. No independent registered public accounting firm has reviewed, examined, or performed any procedures with respect to, nor have they expressed any form of assurance on, these preliminary estimated results.

Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this Current Report on Form 8-K other than statements of historical facts, including statements regarding the Company's future financial and business performance for the first quarter and full year 2024, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “estimate,” “expect,” “intend,” “may,” “will,” “plan,” and similar expressions are intended to identify forward-looking statements. The Company has based these forward-looking statements on its current expectations and projections about future events and financial trends the Company believes may affect its financial condition, results of operations, business strategy, short-term and long-term business operations and objectives, and financial needs. These forward-looking statements are subject to a number of risks and uncertainties, including the risks and uncertainties associated with the Company’s ability to grow its business and manage its growth, the Company’s ability to sustain its revenue growth rate, continued market acceptance of the Company’s AI-Powered Process platform and adoption of low-code solutions to drive digital transformation, the fluctuation of the Company’s operating results due to the length and variability of its sales cycle, competition in the markets in which the Company operates, AI being a disruptive set of technologies that may affect the markets for the Company’s software dramatically and in unpredictable ways, risks and uncertainties associated with the composition and concentration of the Company’s customer base and their demand for its platform and satisfaction with the services provided by the Company, the Company’s ability to operate in compliance with applicable laws and regulations, the Company’s strategic relationships with third parties, and additional risks and uncertainties set forth in the “Risk Factors” section of the Company's Annual Report on Form 10-K for the year ended December 31, 2023, filed with the Securities and Exchange Commission on February 15, 2024, and other reports the Company has filed with the Securities and Exchange Commission. Moreover, the Company operates in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for the Company’s management to predict all risks nor can the Company assess the impact of all factors on its business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements the Company may make. In light of these risks, uncertainties, and assumptions, the Company cannot guarantee future results, levels of activity, performance, achievements, or events and circumstances reflected in the forward-looking statements will occur. The Company is under no duty to update any of these forward-looking statements after the date of this press release to conform these statements to actual results or revised expectations, except as required by law.

Exhibit Number	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Appian Corporation

Date: April 16, 2024	By:	/s/ Mark Matheos
Mark Matheos
Chief Financial Officer